UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 16, 2005
                                                  ------------------------------

                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-23413                                         94-3123681
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 (Commission File Number)                      (IRS Employer Identification No.)


    135  Beaver Street Waltham, MA                                      02452
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)

                                (not applicable)
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 16, 2005, Interleukin Genetics, Inc. issued a press release to report its consolidated financial results for the quarter and year ended December 31, 2004. A copy of the earnings press release is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)       The following exhibit is furnished with this report:

Exhibit No.          Description
-----------          -----------
  99.1               Earnings Press Release dated March 16, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  INTERLEUKIN GENETICS, INC.



Date: March 16, 2005                              By: /s/ Fenel M. Eloi
                                                      --------------------------
                                                      Fenel M. Eloi
                                                      Chief Operating Officer,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary